Exhibit 10.12

MODIFICATION #4

TO

THE UNSECURED NOTE AGREEMENT

THIS MODIFICATION #4 TO THE AGREEMENT made and entered into by and between WILLIAM NICHOLSON and INTERNATIONAL ISOTOPES INC.  (hereafter “Company” or “INIS”)

WITNESSETH:

WHEREAS, WILLIAM NICHOLSON has agreed to modify the repayment schedule for the balance of the unsecured note, and

WHEREAS, INIS is willing to accept the modification of the repayment term;

NOW, THEREFORE, in consideration of the above, the parties agree to modify the original Agreement, dated April 1, 2002, as follows:

1.

The next principal payment of $100,000 is due on January 1, 2013.

2.

The final principal payment of $100,000 is due on February 1, 2013.

3.

From November 1, 2012 interest shall accrue on the remaining principal at an annual rate of 5%.

4.

All other provisions of the Unsecured Note Agreement remain in full force and effect.

IN WITNESS WHEREOF, the partied have executed this agreement as of the day and year as signed below.

WILLIAM NICHOLSON	INTERNATIONAL ISOTOPES INC.

/s/ William Nicholson / November 30, 2012	/s/ Steve Laflin / November 30, 2012